UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒       Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TEGNA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

8350 BROAD STREET, SUITE 2000, TYSONS, VA, 22102

YOUR VOTE MATTERS

PLEASE VOTE YOUR PROXY TODAY

November 6, 2025

Dear TEGNA Stockholder:

We recently sent you proxy materials for the Special Meeting of Stockholders of TEGNA Inc. scheduled to take place on November 18, 2025. Our recent records show that you have not yet voted your shares. Your vote is very important. Please take one moment of your time to participate in the voting for this important meeting.

As indicated in the proxy statement dated October 10th, 2025, at the special meeting, stockholders will be asked to consider and vote on three proposals: (i) a proposal to adopt the Agreement and Plan of Merger, dated as of August 18, 2025 (as it may be further amended or supplemented, the “Merger Agreement”), by and among TEGNA, Nexstar Media Group, Inc., a Delaware corporation (“Nexstar”), and Teton Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Nexstar (“Merger Sub”) (the “Merger Agreement Proposal”), (ii) a proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to TEGNA’s named executive officers that is based on or otherwise related to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Compensation Proposal”) and (iii) a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

TEGNA’s Board unanimously recommends that you vote: (1) “FOR” the adoption of the Merger Agreement Proposal; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal.

Internet and telephone voting are available for your convenience and represent the most prompt methods to record your vote. Please follow the instructions on the proxy card or voting instruction form sent to you in order to vote electronically. Otherwise, please mark, sign, date and mail the proxy card or voting instruction form in the postage-paid envelope you received.

Please vote your shares today. If you need assistance voting your shares, please contact D.F. King & Co., Inc., which is assisting us, toll free at (800) 848-2998.

On behalf of your Board of Directors, thank you for your participation and continued support.

Sincerely,

Howard D. Elias

Chairman of the Board of Directors of TEGNA

Additional Information and Where to Find It

In connection with the Merger, TEGNA has filed relevant materials with the Securities and Exchange Commission (the “SEC”), including the definitive proxy statement filed with the SEC on October 10, 2025 (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that TEGNA may file with the SEC and send to its stockholders in connection with the Merger. Before making any voting decision, TEGNA’s stockholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, because they contain or will contain important information about the Merger.

TEGNA’s stockholders are able to obtain a free copy of the Proxy Statement, as well as other filings containing information about TEGNA (when available), without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and the filings with the SEC that are incorporated by reference therein can also be obtained, without charge, by directing a request to TEGNA Inc., 8350 Broad Street, Suite 2000, Tysons, VA 22102, or from TEGNA’s website, https://www.investors.tegna.com.

Participants in the Solicitation

TEGNA and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information regarding TEGNA’s directors and executive officers is set forth in (i) TEGNA’s proxy statement for the 2025 annual meeting of stockholders, which was filed with the SEC on April 8, 2025 (the “2025 Annual Meeting Proxy Statement”), including under the sections captioned “Director Compensation,” “Executive Compensation” and “Securities Beneficially Owned by Directors, Executive Officers and Principal Shareholders” in the 2025 Annual Meeting Proxy Statement and (ii) the Proxy Statement, including under the headings “Interests of TEGNA’s Executive Officers and Directors in the Merger,” “Stock Ownership and Interests of Certain Persons,” “Employee Benefits,” “Indemnification and Insurance” and Security Ownership of Certain Beneficial Owners and Management.”

8350 BROAD STREET, SUITE 2000, TYSONS, VA, 22102

Cautionary Statement Regarding Forward-Looking Statements

All statements included herein other than statements of historical fact, may be deemed forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in each of Nexstar and TEGNA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025 and June 30, 2025 and subsequent filings, and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the Merger that could reduce the anticipated benefits of or cause the Parties to abandon the Merger, (2) risks related to the satisfaction of the conditions to closing the Merger (including the failure to obtain necessary regulatory approvals or the approval of TEGNA’s stockholders), in the anticipated timeframe or at all, (3) the risk that any announcements relating to the Merger could have adverse effects on the market price of TEGNA’s common stock, (4) disruption from the Merger making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with TEGNA’s customers, vendors and others with whom it does business, (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (6) risks related to disruption of management’s attention from TEGNA’s ongoing business operations due to the Merger, (7) significant transaction costs, (8) the risk of litigation and/or regulatory actions related to the Merger or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future, (9) other business effects, including the effects of industry, market, economic, political or regulatory conditions and (10) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks, which could exacerbate any of the risks described above. Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of TEGNA. Each such statement speaks only as of the day it was made. Neither Nexstar nor TEGNA undertake any obligation to update or to revise any forward-looking statements. The factors described above cannot be controlled by Nexstar or by TEGNA. When used in this communication, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” and “anticipates” and similar expressions as they relate to Nexstar, TEGNA or their respective management teams are intended to identify forward looking statements.